EXHIBIT 32.2

CERTIFICATION
PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002 (18 U.S.C. 1350)

I, Michael Handelman, Chief Financial Officer of Clickstream Corp., (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.
the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2016

/s/ Michael Handelman
Michael Handelman, Chief Financial Officer
(Principal Financial and Accounting Officer)